Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Six Months Ended June 30,
	2017	2016	Change
Interest income	$557,911	501,716	11.2%
Interest expense	66,887	62,073	7.8

Net interest income	491,024	439,643	11.7
Provision for loan losses	18,934	16,070	17.8

Net interest income after provision for loan losses	472,090	423,573	11.5

Non-interest income:
Service charges on deposit accounts	39,593	39,950	(0.9)
Fiduciary and asset management fees	24,676	22,854	8.0
Brokerage revenue	14,436	13,821	4.4
Mortgage banking income	11,548	11,425	1.1
Bankcard fees	16,438	16,718	(1.7)
Investment securities gains, net	7,667	67	nm
(Decrease) increase in fair value of private equity investments, net	(3,166)	(278)	nm
Other fee income	11,033	10,084	9.4
Other non-interest income	18,314	16,392	11.7

Total non-interest income	140,539	131,033	7.3

Non-interest expense:
Salaries and other personnel expense	212,404	198,419	7.0
Net occupancy and equipment expense	59,264	53,360	11.1
Third-party processing expense	26,223	22,814	14.9
FDIC insurance and other regulatory fees	13,645	13,344	2.3
Professional fees	12,907	13,307	(3.0)
Advertising expense	11,258	9,761	15.3
Foreclosed real estate expense, net	3,582	7,272	(50.7)
Earnout liability adjustments	1,707	—	nm
Merger-related expense	86	—	nm
Amortization of intangibles	475	121	292.6
Fair value adjustment to Visa derivative	—	720	nm
Loss on early extinguishment of debt	—	4,735	nm
Litigation settlement expense	—	2,700	nm
Restructuring charges, net	6,524	6,981	(6.5)
Other operating expenses	41,058	43,310	(5.2)

Total non-interest expense	389,133	376,844	3.3

Income before income taxes	223,496	177,762	25.7
Income tax expense	75,635	64,773	16.8

Net income	147,861	112,989	30.9
Dividends on preferred stock	5,119	5,119	—

Net income available to common shareholders	$142,742	107,870	32.3%

Net income per common share, basic	$1.17	0.85	37.4%
Net income per common share, diluted	1.16	0.85	36.5
Cash dividends declared per common share	0.30	0.24	25.0
Return on average assets	0.98%	0.78	20	bp
Return on average common equity	10.16	7.66	250
Weighted average common shares outstanding, basic	122,251	126,164	(3.1)%
Weighted average common shares outstanding, diluted	123,042	126,778	(2.9)

nm - not meaningful

bps - basis points

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)

	2017		2016			2nd Quarter
	Second	First	Fourth	Third	Second	‘17 vs. ‘16
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income	$285,510	272,401	264,534	256,554	252,393	13.1%
Interest expense	34,413	32,474	31,004	30,547	30,944	11.2

Net interest income	251,097	239,927	233,530	226,007	221,449	13.4
Provision for loan losses	10,260	8,674	6,259	5,671	6,693	53.3

Net interest income after provision for loan losses	240,837	231,253	227,271	220,336	214,756	12.1

Non-interest income:
Service charges on deposit accounts	19,820	19,774	20,653	20,822	20,240	(2.1)
Fiduciary and asset management fees	12,524	12,151	11,903	11,837	11,580	8.2
Brokerage revenue	7,210	7,226	7,009	6,199	7,338	(1.7)
Mortgage banking income	5,784	5,766	5,504	7,329	5,941	(2.6)
Bankcard fees	8,253	8,185	8,330	8,269	8,346	(1.1)
Investment securities gains (losses), net	(1)	7,668	5,885	59	—	nm
(Decrease) increase in fair value of private equity investments, net	(1,352)	(1,814)	(499)	(249)	113	nm
Other fee income	6,164	4,868	4,965	5,171	5,280	16.7
Other non-interest income	10,299	8,015	10,256	8,718	9,048	13.8

Total non-interest income	68,701	71,839	74,006	68,155	67,886	1.2

Non-interest expense:
Salaries and other personnel expense	105,213	107,191	101,662	101,945	97,061	8.4
Net occupancy and equipment expense	29,933	29,331	27,867	28,120	26,783	11.8
Third-party processing expense	13,620	12,603	12,287	11,219	11,698	16.4
FDIC insurance and other regulatory fees	6,875	6,770	6,614	6,756	6,625	3.8
Professional fees	7,551	5,355	6,904	6,486	6,938	8.8
Advertising expense	5,346	5,912	4,905	5,597	7,351	(27.3)
Foreclosed real estate expense, net	1,448	2,134	2,840	2,725	4,588	(68.4)
Earnout liability adjustments	1,707	—	—	—	—	nm
Merger-related expense	—	86	1,086	550	—	nm
Amortization of intangibles	292	183	400	—	—	nm
Fair value adjustment to Visa derivative	—	—	4,716	360	360	nm
Litigation settlement (recovery) expense	—	—	—	(189)	—	nm
Restructuring charges, net	13	6,511	42	1,243	5,841	nm
Other operating expenses	19,749	21,312	23,886	21,059	21,366	(7.6)

Total non-interest expense	191,747	197,388	193,209	185,871	188,611	1.7

Income before income taxes	117,791	105,704	108,068	102,620	94,031	25.3
Income tax expense	41,788	33,847	39,519	37,375	33,574	24.5

Net income	76,003	71,857	68,549	65,245	60,457	25.7
Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	—

Net income available to common shareholders	$73,444	69,298	65,990	62,686	57,898	26.9%

Net income per common share, basic	$0.60	0.57	0.54	0.51	0.46	29.9%
Net income per common share, diluted	0.60	0.56	0.54	0.51	0.46	29.6
Cash dividends declared per common share	0.15	0.15	0.12	0.12	0.12	25.0
Return on average assets *	1.00%	0.96	0.90	0.88	0.83	17	bps
Return on average common equity *	10.34	9.97	9.42	8.89	8.26	208
Weighted average common shares outstanding, basic	122,203	122,300	122,341	122,924	125,100	(2.3)%
Weighted average common shares outstanding, diluted	123,027	123,059	123,187	123,604	125,699	(2.1)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	June 30, 2017	December 31, 2016	June 30, 2016
ASSETS
Cash and cash equivalents	$377,213	395,175	377,334
Interest bearing funds with Federal Reserve Bank	468,148	527,090	904,406
Interest earning deposits with banks	6,012	18,720	24,541
Federal funds sold and securities purchased under resale agreements	46,847	58,060	77,685
Trading account assets, at fair value	3,045	9,314	1,001
Mortgage loans held for sale, at fair value	61,893	51,545	87,824
Investment securities available for sale, at fair value	3,827,058	3,718,195	3,580,359
Loans, net of deferred fees and costs	24,430,512	23,856,391	23,060,908
Allowance for loan losses	(248,095)	(251,758)	(255,076)

Loans, net	24,182,417	23,604,633	22,805,832

Premises and equipment, net	416,364	417,485	424,967
Goodwill	57,092	59,678	24,431
Other intangible assets	11,843	13,223	228
Other real estate	19,476	22,308	33,289
Deferred tax asset, net	320,403	395,356	425,160
Other assets	890,155	813,220	692,634

Total assets	$30,687,966	30,104,002	29,459,691

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,363,476	7,085,804	6,934,443
Interest bearing deposits, excluding brokered deposits	16,387,032	16,183,273	15,495,318
Brokered deposits	1,468,308	1,378,983	1,496,161

Total deposits	25,218,816	24,648,060	23,925,922
Federal funds purchased and securities sold under repurchase agreements	150,379	159,699	247,179
Long-term debt	2,107,245	2,160,881	2,135,892
Other liabilities	213,579	207,438	199,039

Total liabilities	27,690,019	27,176,078	26,508,032

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at June 30, 2017, December 31, 2016, and June 30, 2016	125,980	125,980	125,980
Common stock - $1.00 par value. 121,661,092 shares outstanding at June 30, 2017, 122,266,106 shares outstanding at December 31, 2016, and 124,047,659 shares outstanding at June 30, 2016	142,499	142,026	141,008
Additional paid-in capital	3,029,754	3,028,405	2,993,985
Treasury stock, at cost - 20,837,814 shares at June 30, 2017, 19,759,614 shares at December 31, 2016, and 16,959,977 shares at June 30, 2016	(709,944)	(664,595)	(573,058)
Accumulated other comprehensive income (loss)	(47,865)	(55,659)	11,005
Retained earnings	457,523	351,767	252,739

Total shareholders’ equity	2,997,947	2,927,924	2,951,659

Total liabilities and shareholders’ equity	$30,687,966	30,104,002	29,459,691

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2017		2016
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,844,688	3,841,556	3,643,510	3,544,933	3,529,030
Yield	2.11%	2.06	1.92	1.83	1.89
Tax-exempt investment securities (2) (4)	$340	2,730	2,824	2,943	3,491
Yield (taxable equivalent)	6.87%	5.81	5.82	5.96	6.08
Trading account assets	$3,667	6,443	6,799	5,493	3,803
Yield	2.28%	1.72	2.63	0.93	1.27
Commercial loans (3) (4)	$19,137,733	19,043,384	18,812,659	18,419,484	18,433,638
Yield	4.27%	4.16	4.05	4.03	4.04
Consumer loans (3)	$5,215,258	4,992,683	4,911,149	4,720,082	4,497,147
Yield	4.49%	4.40	4.27	4.30	4.32
Allowance for loan losses	$(251,219)	(253,927)	(253,713)	(255,675)	(251,101)

Loans, net (3)	$24,101,772	23,782,140	23,470,095	22,883,891	22,679,684
Yield	4.36%	4.25	4.14	4.14	4.15
Mortgage loans held for sale	$52,224	46,554	77,652	87,524	72,477
Yield	3.87%	4.01	3.51	3.32	3.59
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$561,503	654,322	982,355	998,565	907,614
Yield	1.00%	0.77	0.49	0.48	0.47
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$177,323	170,844	121,079	70,570	77,571
Yield	2.99%	3.42	3.75	4.99	5.15

Total interest earning assets	$28,741,517	28,504,589	28,304,314	27,593,919	27,273,670
Yield	3.99%	3.88	3.73	3.71	3.73

Interest Bearing Liabilities
Interest bearing demand deposits	$4,837,053	4,784,329	4,488,135	4,274,117	4,233,310
Rate	0.23%	0.19	0.16	0.16	0.18
Money market accounts	$7,427,562	7,424,627	7,359,067	7,227,030	7,082,759
Rate	0.32%	0.31	0.29	0.29	0.31
Savings deposits	$805,019	909,660	908,725	797,961	746,225
Rate	0.04%	0.11	0.12	0.07	0.06
Time deposits under $100,000	$1,202,746	1,215,593	1,229,809	1,248,294	1,262,280
Rate	0.67%	0.64	0.64	0.64	0.64
Time deposits over $100,000	$2,040,924	2,029,713	2,014,564	2,030,242	2,016,116
Rate	0.94%	0.92	0.90	0.88	0.89
Non maturing brokered deposits	$564,043	619,627	638,779	634,596	451,398
Rate	0.54%	0.41	0.31	0.29	0.39
Brokered time deposits	$815,515	761,159	742,153	775,143	885,603
Rate	0.94%	0.92	0.90	0.88	0.85

Total interest bearing deposits	$17,692,862	17,744,708	17,381,232	16,987,383	16,677,691
Rate	0.41%	0.39	0.37	0.37	0.39
Federal funds purchased and securities sold under repurchase agreements	$183,400	176,854	219,429	247,378	221,276
Rate	0.10%	0.09	0.08	0.09	0.09
Long-term debt	$2,270,452	2,184,072	2,190,716	2,114,193	2,279,043
Rate	2.83%	2.83	2.65	2.71	2.55

Total interest bearing liabilities	$20,146,714	20,105,634	19,791,377	19,348,954	19,178,010
Rate	0.68%	0.65	0.62	0.63	0.65

Non-interest bearing demand deposits	$7,298,845	7,174,146	7,280,033	7,042,908	6,930,336
Effective cost of funds	0.48%	0.46	0.44	0.44	0.46

Net interest margin	3.51%	3.42	3.29	3.27	3.27

Taxable equivalent adjustment	$298	309	322	330	329

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

Loan Type	Total Non-performing Loans June 30, 2017	Total Non-performing Loans March 31, 2017	2Q17 vs. 1Q17 % change (1)	Total Non-performing Loans June 30, 2016	2Q17 vs. 2Q16 % change
Multi-Family	$1,621	1,556	16.8%	$4,070	nm
Hotels	376	323	65.8	5,052	(92.6)%
Office Buildings	326	185	305.7	2,563	(87.3)
Shopping Centers	161	—	nm	358	nm
Warehouses	41	226	(328.3)	1,128	(96.4)
Other Investment Property	1,187	750	233.7	580	104.7

Total Investment Properties	3,712	3,040	88.7	13,751	(73.0)
1-4 Family Construction	—	306	(401.1)	304	(100.0)
1-4 Family Investment Mortgage	8,535	8,497	1.8	7,994	6.8

Total 1-4 Family Properties	8,535	8,803	(12.2)	8,298	2.9
Commercial Development	269	205	125.2	398	(32.4)
Residential Development	5,585	9,033	(153.1)	9,571	(41.6)
Land Acquisition	5,077	5,114	(2.9)	7,610	(33.3)

Land and Development	10,931	14,352	(95.6)	17,579	(37.8)

Total Commercial Real Estate	23,178	26,195	(46.2)	39,628	(41.5)

Commercial, Financial, and Agricultural	69,550	60,381	60.9	55,821	24.6
Owner-Occupied	24,918	26,564	(24.9)	17,118	45.6

Total Commercial & Industrial	94,468	86,945	34.7	72,939	29.5

Home Equity Lines	20,648	22,918	(39.7)	16,912	22.1
Consumer Mortgages	18,035	19,874	(37.1)	21,895	(17.6)
Credit Cards	—	—	nm	—	nm
Other Consumer Loans	2,988	2,434	91.3	2,698	10.7

Total Consumer	41,671	45,226	(31.5)	41,505	0.4

Total	$159,317	158,366	2.4%	$154,072	3.4%

(1)	Percentage change is annualized.

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans June 30, 2017	Total Loans March 31, 2017	2Q17 vs. 1Q17 % change (1)	Total Loans June 30, 2016	2Q17 vs. 2Q16 % change
Multi-Family	$1,724,917	1,638,250	21.2%	$1,528,191	12.9%
Hotels	835,110	794,685	20.4	746,397	11.9
Office Buildings	1,567,984	1,581,460	(3.4)	1,559,631	0.5
Shopping Centers	864,868	902,954	(16.9)	926,147	(6.6)
Warehouses	467,369	504,619	(29.6)	535,889	(12.8)
Other Investment Property	575,415	594,084	(12.6)	554,715	3.7

Total Investment Properties	6,035,663	6,016,052	1.3	5,850,970	3.2
1-4 Family Construction	198,419	203,151	(9.3)	208,871	(5.0)
1-4 Family Investment Mortgage	637,201	658,120	(12.7)	758,463	(16.0)

Total 1-4 Family Properties	835,620	861,271	(11.9)	967,334	(13.6)
Commercial Development	59,299	58,537	5.2	69,691	(14.9)
Residential Development	118,032	130,653	(38.7)	160,446	(26.4)
Land Acquisition	365,657	392,710	(27.6)	459,254	(20.4)

Land and Development	542,988	581,900	(26.8)	689,391	(21.2)

Total Commercial Real Estate	7,414,271	7,459,223	(2.4)	7,507,695	(1.2)

Commercial, Financial, and Agricultural	7,000,573	7,056,032	(3.2)	6,596,835	6.1
Owner-Occupied	4,750,335	4,684,734	5.6	4,358,595	9.0

Total Commercial & Industrial	11,750,908	11,740,766	0.3	10,955,430	7.3

Home Equity Lines	1,563,167	1,587,102	(6.0)	1,657,109	(5.7)
Consumer Mortgages	2,470,665	2,350,730	20.5	2,132,114	15.9
Credit Cards	225,900	224,349	2.8	236,034	(4.3)
Other Consumer Loans	1,031,639	922,018	47.7	600,153	71.9

Total Consumer	5,291,371	5,084,199	16.3	4,625,410	14.4

Unearned Income	(26,038)	(25,720)	5.0	(27,627)	(5.8)

Total	$24,430,512	24,258,468	2.8%	$23,060,908	5.9%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2017		2016			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘17 vs. ‘16 Change
Non-performing Loans	$159,317	158,366	153,378	148,155	154,072	3.4%
Impaired Loans Held for Sale (1)	127	8,442	—	2,473	—	nm
Other Real Estate	19,476	20,425	22,308	28,438	33,289	(41.5)

Non-performing Assets	178,920	187,233	175,686	179,066	187,361	(4.5)
Allowance for loan losses	248,095	253,514	251,758	253,817	255,076	(2.7)
Net Charge-Offs - Quarter	15,678	6,919	8,319	6,930	6,133	155.6
Net Charge-Offs - YTD	22,597	6,919	28,739	20,420	13,490	67.5
Net Charge-Offs / Average Loans - Quarter (2)	0.26%	0.12	0.14	0.12	0.11
Net Charge-Offs / Average Loans - YTD (2)	0.19	0.12	0.12	0.12	0.12
Non-performing Loans / Loans	0.65	0.65	0.64	0.64	0.67
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.73	0.77	0.74	0.77	0.81
Allowance / Loans	1.02	1.05	1.06	1.09	1.11
Allowance / Non-performing Loans	155.72	160.08	164.14	171.32	165.56
Allowance / Non-performing Loans (3)	217.07	204.94	202.01	198.94	195.25
Past Due Loans over 90 days and Still Accruing	$4,550	2,777	3,135	5,358	5,964	(23.7)
As a Percentage of Loans Outstanding	0.02%	0.01	0.01	0.02	0.03
Total Past Due Loans and Still Accruing	$66,788	62,137	65,106	61,781	55,716	19.9
As a Percentage of Loans Outstanding	0.27%	0.26	0.27	0.27	0.24
Accruing Troubled Debt Restructurings (TDRs)	$167,395	172,421	195,776	201,896	205,165	(18.4)

(1)	Represent only impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	June 30, 2017	December 31, 2016	June 30, 2016
Tier 1 Capital	$2,827,892	2,685,880	2,627,574
Total Risk-Based Capital	3,338,707	3,201,268	3,146,898
Common Equity Tier 1 Ratio (transitional)	10.02%	9.96	10.01
Common Equity Tier 1 Ratio (fully phased-in)	9.81	9.51	9.49
Tier 1 Capital Ratio	10.36	10.07	10.06
Total Risk-Based Capital Ratio	12.24	12.01	12.05
Tier 1 Leverage Ratio	9.29	8.99	9.10
Common Equity as a Percentage of Total Assets (2)	9.36	9.31	9.59
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.15	9.09	9.52
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.27	10.24	10.72
Book Value Per Common Share (4)	$23.61	22.92	22.78
Tangible Book Value Per Common Share (3)	23.04	22.32	22.58

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.